SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2000


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
      5.95% Class A Credit Card Participation Certificates, Series 1993-2
      6.15% Class B Credit Card Participation Certificates, Series 1993-2 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
  Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
 Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
     6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2 6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
 Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
  Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6


                                                       [Cover page 1 of 2 pages]

     6.35% Class A Credit Card Participation Certificates, Series 1997-7
     6.45% Class B Credit Card Participation Certificates, Series 1997-7 Floating Rate Class A Credit Card Participation Certificates, Series 1997-8
     5.750% Class A Credit Card Participation Certificates, Series 1998-1 5.875% Class B Credit Card Participation Certificates, Series 1998-1
      6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.85% Class A Credit Card Participation Certificates, Series 1998-6 6.00% Class B Credit Card Participation Certificates, Series 1998-6
  Floating Rate Class A Credit Card Participation Certificates, Series 1998-7 Floating Rate Class B Credit Card Participation Certificates, Series 1998-7
       5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1 5.75% Class B Credit Card Participation Certificates, Series 1999-1
      5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.150% Class B Credit Card Participation Certificates, Series 1999-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1999-3 Floating Rate Class B Credit Card Participation Certificates, Series 1999-3
       6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5 6.65% Class A Credit Card Participation Certificates, Series 1999-7 6.90% Class B Credit Card Participation Certificates, Series 1999-7
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)


    UNITED STATES OF AMERICA                            46-0358360

  (State or other jurisdiction             (I.R.S. Employer Identification No.)
        of incorporation)


                33-41055, 33-43576, 33-62180, 33-77802, 33-84834,
                        33-97664, 33-99328 and 333-38803

                            (Commission File Numbers)


     701 EAST 60TH STREET, NORTH
      SIOUX FALLS, SOUTH DAKOTA                                57117

  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (605) 331-2626


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


                                                       [Cover page 2 of 2 pages]

ITEM 5.  OTHER EVENTS.

      The information provided below is provided in respect of Citibank Credit Card Master Trust I. Certain capitalized terms used herein are used as defined in the Glossary of Terms at the end of this Report.

LOSS AND DELINQUENCY EXPERIENCE

         The following tables set forth the loss and delinquency experience for the Accounts with respect to cardholder payments for each of the periods shown. For the Loss Experience table below, loss experience is shown on a cash basis for Principal Receivables. If accrued Finance Charge Receivables which have been written off were included in losses in that table, Net Losses would be higher as an absolute number and as a percentage of the average of Principal and Finance Charge Receivables outstanding during the periods indicated. Neither the Banks nor the Trust can provide any assurance that the loss and delinquency experience for the Receivables in the future will be similar to the historical experience set forth below.

                       Loss Experience for the Accounts(1)
                             (Dollars in Thousands)


                              Three Months         Year Ended December 31,
                                 Ended
                             March 31, 2000    1999        1998         1997
                             --------------    ----        ----         ----

Average Principal Receivables
   Outstanding(2)............. 45,671,603  $42,641,990  $36,082,462  $33,529,923
Net Losses(3).................    463,230   $2,009,133   $2,137,557   $2,099,096
Net Losses as a Percentage
   of Average Principal
   Receivables Outstanding(4).      4.08%        4.71%        5.89%        6.26%
---------------
(1) Losses consist of write-offs of Principal Receivables.
(2) Average Principal Receivables Outstanding is the average of Principal Receivables outstanding during the periods indicated.
(3) Net losses as a percentage of gross charge-offs for the first three months of 2000 were 87.75% and for each of the years ended December 31, 1999, 1998 and 1997 were 89.80%, 91.56% and 92.49%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or certain other miscellaneous write-offs.
(4) The percentage for the three months ended March 31, 2000 is an annualized number.

                                 Delinquencies as a Percentage of the Accounts(1)(2)
                                               (Dollars in Thousands)

                                                                           As of December 31,
                              As of                   --------------------------------------------------------------
                          March 31, 2000                 1999                      1998                      1997
                     ------------------------         ----------                ----------                ----------
Number of Days        Delinquent                Delinquent                Delinquent                Delinquent
Delinquent             Amount(1)  Percentage(2)  Amount(1)  Percentage(2)  Amount(1)  Percentage(2)  Amount(1)  Percentage(2)
--------------       -----------  -----------   ----------  -----------   ----------  -----------   ----------  -----------
35-64 days........     $575,442        1.24%      $705,753        1.63%     $669,655        1.83%      $683,773       2.01%
65-94 days........      331,342        0.72        379,166        0.88       391,200        1.07       389,897        1.15
95 days or more...      693,186        1.50        721,337        1.67       701,872        1.92       699,696        2.06
                        -------        ----        -------        ----       -------        ----       -----          ----
Total.............   $1,599,970        3.46%    $1,806,256        4.18%   $1,762,727        4.82%   $1,773,366        5.22%

---------------
(1) The Delinquent Amount includes both the Principal Receivables and Finance Charge Receivables.
(2) The percentages are the result of dividing the Delinquent Amount by the average of Principal and Finance Charge Receivables outstanding during the periods indicated.


REVENUE EXPERIENCE

          The revenues for the Accounts from finance charges, fees paid by cardholders and interchange for the three months ended March 31, 2000 and for each year of the three-year period ended December 31, 1999 are set forth in the following table.

         The revenue experience in this table is presented on a cash basis before deduction for charge-offs. Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the Receivables, the amount of any annual membership fee, other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of Accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the Receivables.

                       Revenue Experience for the Accounts
                             (Dollars in Thousands)


                       Three Months           Year Ended December 31,
                          Ended
                      March 31, 2000      1999         1998         1997
                      --------------      ----         ----         ----

Finance Charges and
   Fees Paid..........  $1,940,155     $7,430,599   $6,768,295   $6,189,383
Average Revenue
  Yield (1) (2).......    17.09%         17.43%       18.66%       18.46%
-----------------
(1) Average Revenue Yield is the result of dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding during the periods indicated.
(2) The percentage for the three months ended March 31, 2000 is an annualized number.

         The revenues from periodic finance charges and fees (other than annual fees) depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay off account balances over several months--as opposed to convenience use (where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases)--and upon other card-related services for which the cardholder pays a fee. Fees for these other services will be treated for purposes of the Pooling Agreement and the Series Supplement as Principal Receivables rather than Finance Charge Receivables; however, the Banks may specify that they will treat these fees as Finance Charge Receivables. Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the Accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the Accounts and in the types of Additional Accounts added from time to time. These revenues could be adversely affected by future changes in fees and charges assessed by CBSD and other factors.

         CBSD has previously reduced the finance charges and reduced or eliminated the annual fees applicable to, and modified some other terms of, certain of the Accounts. These changes have reduced the gross yield of the Accounts.

CARDHOLDER MONTHLY PAYMENT RATES

         Monthly payment rates on the Receivables may vary because, among other things, a cardholder may fail to make a required payment, may only make the minimum required payment or may pay the entire outstanding balance. Monthly payment rates on the Receivables may also vary due to seasonal purchasing and payment habits of cardholders. The following table sets forth the highest and lowest cardholder monthly payment rates for the Accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for such month. Monthly payment rates include amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts. In addition, the amount of outstanding Receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the Accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the Accounts (which CBSD may change).

                Cardholder Monthly Payment Rates for the Accounts


                       Three Months            Year Ended December 31,
                          Ended
                      March 31, 2000     1999            1998            1997
                      --------------     ----            ----            ----

Lowest Month..........  20.55%          20.66%          19.15%          18.00%
Highest Month.........  23.03%          22.57%          22.31%          21.98%
Average of the Months
   in the Period......  21.59%          21.54%          21.06%          19.92%

THE RECEIVABLES

         The Receivables in the Accounts as of March 25, 2000 included $625,503,502 of Finance Charge Receivables and $46,090,618,222 of Principal Receivables (which amounts include overdue Finance Charge Receivables and overdue Principal Receivables). As of March 25, 2000, there were 37,991,067 Accounts. Included within the Accounts are inactive Accounts that have no balance. The Accounts had an average Principal Receivable balance of $1,213 and an average credit limit of $5,647. The average total Receivable balance in the Accounts as a percentage of the average credit limit with respect to the

Accounts was 22%. Approximately 82% of the Accounts were opened prior to March 1998. Of the Accounts, approximately 13.56% related to cardholders with billing addresses in California, 10.56% in New York, 6.64% in Texas and 5.77% in Florida. Not more than 5% of the Accounts related to cardholders having billing addresses in any other single state.

      The periodic finance charge assessed on balances in most accounts for purchases is currently the Prime Rate (as published in The Wall Street Journal) plus a percentage ranging from 5.4% to 12.9%. As of the most recent quarterly reset date, the periodic finance charge on balances in most accounts for purchases ranged from 14.15% to 21.65%. Beginning June 2000, CBSD will calculate the periodic finance charge on purchase balances on a monthly rather than quarterly basis. The periodic finance charge assessed on balances in most accounts for cash advances is currently 19.99%. CBSD may change the periodic finance charge on accounts at any time by written notice to the cardholders. Any increase in such finance charge will become effective upon the earlier of subsequent use of a card and the expiration of a 25-day period from the date such change was made effective (assuming failure on the part of the cardholder to object to the new rate). CBSD also offers promotional rates of limited duration to attract new cardholders and to promote balance transfers from other credit card issuers and, under certain circumstances, the periodic finance charge on a limited number of Accounts may be greater or less than those assessed by CBSD generally.

         The Accounts consist of Eligible Accounts. The Banks may, and, in certain circumstances, will be obligated to, designate from time to time Additional Accounts and to convey to the Trust all Receivables of such Additional Accounts, whether such Receivables are then existing or thereafter created. The Banks have made Lump Sum Additions to the Trust which, in the aggregate, included approximately $34.99 billion of Principal Receivables.

         The following tables summarize the Accounts by various criteria as of March 25, 2000. References to "Receivables Outstanding" in these tables include both Finance Charge Receivables and Principal Receivables. Because the composition of the Accounts will change in the future, these tables are not necessarily indicative of the future composition of the Accounts.

                   Composition of Accounts by Account Balance

                                            Percentage               Percentage
                                             of Total                 of Total
                                 Number of   Number of  Receivables  Receivables
       Account Balance           Accounts    Accounts   Outstanding  Outstanding
  --------------------------    ----------  ----------  ------------ -----------
Credit Balance(1)..............    334,232     0.88%    $(69,217,124)   (0.15)%
No Balance(2).................. 20,807,937    54.77                 0    0.00
Less than or equal to $500.00..  4,020,536    10.58       770,199,161    1.65
$500.01 to $1,000.00...........  2,014,057     5.30     1,495,177,867    3.20
$1,000.01 to $2,000.00.........  2,894,010     7.62     4,268,323,735    9.14
$2,000.01 to $3,000.00.........  2,047,050     5.39     5,074,546,230   10.86
$3,000.01 to $4,000.00.........  1,503,026     3.96     5,234,473,563   11.20
$4,000.01 to $5,000.00.........  1,292,286     3.40     5,827,723,411   12.47
$5,000.01 to $6,000.00.........    954,436     2.51     5,232,498,663   11.20
$6,000.01 to $7,000.00.........    659,040     1.73     4,267,139,425    9.13
$7,000.01 to $8,000.00.........    448,441     1.18     3,353,789,201    7.18
$8,000.01 to $9,000.00.........    306,910     0.81     2,599,724,528    5.56
$9,000.01 to $10,000.00........    220,904     0.58     2,095,369,386    4.49
Over $10,000.00................    488,202     1.29     6,566,373,678   14.07
                                   -------     ----     -------------   -----
     Total..................... 37,991,067   100.00%  $46,716,121,724  100.00%

--------------------------
(1) Credit balances are a result of cardholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts which have a credit balance are included because Receivables may be generated in these Accounts in the future.
(2) Accounts which have no balance are included because Receivables may be generated in these Accounts in the future.


                     Composition of Accounts by Credit Limit

                                           Percentage                Percentage
                                            of Total                  of Total
                                 Number of  Number of  Receivables   Receivables
         Credit Limit            Accounts   Accounts   Outstanding   Outstanding
  -----------------------------  ---------  --------- -------------- -----------
Less than or equal to $500.00..   2,659,488    7.00%      $90,929,818    0.19%
$500.01 to $1,000.00...........   2,259,963    5.95       422,400,028    0.90
$1,000.01 to $2,000.00.........   4,569,941   12.03     1,815,433,374    3.89
$2,000.01 to $3,000.00.........   3,746,062    9.86     2,398,966,855    5.14
$3,000.01 to $4,000.00.........   2,899,889    7.63     2,514,711,883    5.38
$4,000.01 to $5,000.00.........   4,229,339   11.13     4,350,146,065    9.31
Over $5,000.00.................  17,626,385   46.40    35,123,533,701   75.19
                                 ----------   -----    --------------   -----
     Total.....................  37,991,067  100.00%  $46,716,121,724  100.00%

                    Composition of Accounts by Payment Status

                                       Percentage                   Percentage
                                        of Total                     of Total
                            Number of   Number of    Receivables    Receivables
     Payment Status         Accounts    Accounts     Outstanding    Outstanding
     --------------         ----------  ---------  ---------------  -----------
Current(1)................. 36,838,180    96.97%   $43,010,387,007     92.07%
Up to 34 days delinquent...    685,774     1.81      2,105,764,995      4.51
35 to 64 days delinquent...    191,006     0.50        575,441,812      1.23
65 to 94 days delinquent...     92,904     0.24        331,342,275      0.71
95 to 124 days delinquent..     76,325     0.20        275,890,924      0.59
125 to 154 days delinquent.     62,086     0.16        235,202,806      0.50
155 to 184 days delinquent.     44,792     0.12        182,091,905      0.39
                                ------     ----        -----------      ----
     Total................. 37,991,067   100.00%   $46,716,121,724    100.00%

---------------
(1) Includes Accounts on which the minimum payment has not been received before the next billing date following the issuance of the related bill.


                         Composition of Accounts by Age

                                            Percentage               Percentage
                                            of Total                  of Total
                                 Number of  Number of   Receivables  Receivables
          Age                    Accounts   Accounts    Outstanding  Outstanding
        -------                  ---------  ---------  --------------  ---------
Less than or equal to 6 months.  2,124,640    5.59%    $4,013,101,807    8.59%
Over 6 months to 12 months.....  1,398,138    3.68      2,271,025,477    4.86
Over 12 months to 24 months....  3,303,330    8.70      4,439,305,663    9.50
Over 24 months to 36 months....  2,215,769    5.83      2,719,020,863    5.82
Over 36 months to 48 months....  2,450,715    6.45      2,664,209,652    5.70
Over 48 months................. 26,498,475   69.75     30,609,458,262   65.53
                                ----------   -----     --------------   -----
     Total..................... 37,991,067  100.00%   $46,716,121,724  100.00%

                                GLOSSARY OF TERMS

"Accounts" means the portfolio of revolving credit card accounts established and supplemented in accordance with the Pooling Agreement.

"Additional Accounts" consist of newly originated Eligible Accounts to be included as Accounts and Accounts relating to any Lump Sum Additions.

"Banks" means Citibank (South Dakota), N.A., a national banking association, and Citibank (Nevada), National Association, a national banking association.

"CBSD" means Citibank (South Dakota), N.A.

"Eligible Accounts" An "Eligible Account" is defined to mean a credit card account owned by CBSD which, as of the Trust Cut-Off Date with respect to an Initial Account or as of the additional cut-off date with respect to an Additional Account: (a) is in existence and maintained by CBSD; (b) is payable in United States dollars; (c) in the case of the Initial Accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by CBSD in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an Account with respect to which the related card has been lost or stolen; (f) has not been sold or pledged to any other party; (g) does not have receivables which have been sold or pledged to any other party; and (h) in the case of the Initial Accounts, is a VISA or MasterCard revolving credit card account.

"Finance Charge Receivables" consist of all periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and certain other fees designated by the Banks. In addition, certain Interchange attributed to cardholder charges for merchandise and services in the Accounts will be treated as Finance Charge Receivables.

"Interchange" means interchange fees payable to Citibank (South Dakota) or any additional seller, in its capacity as credit card issuer, through VISA, Mastercard or any other similar entity or organization with respect to any other type of revolving credit card accounts included as Accounts (except as otherwise provided in the initial Assignment with respect to any such other type of Accounts), in connection with cardholder charges for goods and services.

"Investor Certificates" means the Credit Card Participation Certificates issued by the Trust.

"Lump Sum Addition" means the designation of additional Eligible Accounts to be included as Accounts pursuant to Section 2.09(a) or (b) of the Pooling Agreement.

"Pooling Agreement" means the Pooling and Servicing Agreement dated as of May 29, 1991 among the Banks and the Trustee, including all amendments thereto.

"Principal Receivables" consist of all amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and certain fees billed to cardholders on the Accounts.

"Receivables" means all amounts shown on the Servicer's records as amounts payable by the person or persons obligated to make payments with respect to the Accounts.

"Receivables Outstanding" as defined on page 7.

"Series Supplement" means any series supplement to the Pooling Agreement executed in connection with the original issuance of a series of Investor Certificates pursuant to Section 6.03 of the Pooling Agreement.

"Trust" means Citibank Credit Card Master Trust I (formerly known as Standard Credit Card Master Trust I).

"Trustee" means Bankers Trust Company, as successor to Yasuda Bank and Trust Company (U.S.A.).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CITIBANK (SOUTH DAKOTA), N.A.,
                                                as Servicer
                                                (Registrant)


                                             By:  /s/ Kendall E. Stork
                                                  --------------------
                                                  Kendall E. Stork
                                                  President


Dated: April 24, 2000